Fees Summary	Sep. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,530,700.86
Previously Paid Amount	0.00
Total Fee Amount	625.69
Total Offset Amount	0.00
Net Fee	$ 625.69